SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------

                            DWS Strategic Income Fund

The following information replaces similar disclosure regarding the iGAP strategy under "The Fund's Main Investment Strategy" section of the fund's prospectuses:

iGAP Strategy. In addition to the fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short- and medium-term mispricings within global equity, bond and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds, equities and currencies and over-the-counter forward currency contracts, and is expected to have a low correlation with the fund's securities holdings.

The following information replaces similar disclosure in William Chepolis' biographical information in the "Portfolio management" section of the fund's prospectuses:


   o  Portfolio Manager for Retail Fixed Income:
      New York.
   o  Joined the fund in 2005.


               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
October 17, 2008
DTXIF-3600